U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material under Rule 14a-12

Jpak Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1) Title of each class of securities to which transaction applies: Common Stock

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filing fee is calculated and state how it was determined):

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JPAK GROUP, INC.

15 Xinghua Road

Qingdao, Shandong Province

Postal Code 266401

People’s Republic of China

(86-532) 84616387

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Jpak Group, Inc. will hold its Annual Meeting of Stockholders at 17 State Street, Floor 20, New York, NY 10004 on Friday, June 1, 2012. We are holding the meeting for the following purposes:

1)	To elect members of the Board of Directors, whose terms are described in the proxy statement;

2)	To approve and ratify the re-appointment of Patrizio & Zhao, LLC as the Company’s independent accountants to audit the Company’s financial statements as at June 30, 2012 and for the fiscal year then ending; and

3)	To transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

Holders of record of Jpak common stock and preferred stock at the close of business on Tuesday, April 3, 2012, are entitled to vote at the meeting. The Board urges Stockholders to vote “FOR” Item 1 & 2 and solicits your vote.

The proxy statement, proxy card and voting instructions are enclosed.

It is important that your shares be represented and voted at the meeting. We hope you will be able to attend the Annual Meeting in person or by dialing in the conference line at 712-432-0080 (access code: 512917#). Whether or not you expect to attend the meeting, please vote your shares using the enclosed proxy card. Simply sign the return card where required, note the number of shares you own and if you will attend the meeting in person, and return the card in the envelope provided. Of course, you may also vote your shares in person at the Annual Meeting.

By Order of the Board of Directors,

/s/ Yijun Wang
Yijun Wang
Chief Executive Officer
April 16, 2012

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PROXY STATEMENT

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Jpak of proxies to be voted at our Annual Meeting of Stockholders, to be held on Friday, June 1, 2012, and at any meeting following postponement or adjournment of the Annual Meeting.

You are cordially invited to attend the Annual Meeting, which will begin at 10:00 AM Eastern Standard Time. The meeting will be held at 17 State Street, Floor 20, New York, NY 10004. Stockholders will be admitted beginning at 9:30 AM. The location is accessible to handicapped persons, and we will provide wireless headsets for hearing amplification upon request.

You will need an admission ticket to enter the meeting. If you are a stockholder of record, you will find an admission ticket attached to the proxy card sent to you. If you plan to attend the Annual Meeting, please retain the admission ticket. Directions to the Annual Meeting are printed on the admission ticket.

If your shares are held in the name of a bank, broker, or other nominee and you plan to attend the Annual Meeting, you can obtain an admission ticket in advance by sending a written request, along with proof of ownership, such as a recent bank or brokerage account statement, to our transfer agent, Holladay Stock Transfer, 2939 N 67th Pl, Scottsdale, AZ 85251, (480) 481-3940, Fax (480) 481-3941. If you arrive at the Annual Meeting without an admission ticket, we will admit you if we are able to verify that you are a Jpak stockholder.

We are first mailing this proxy statement, the proxy card and voting instructions on or about April 19, 2012, to persons who were stockholders at the close of business on April 3, 2012, the record date for the meeting.

IMPORTANT—PLEASE READ

Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your proxy at your earliest convenience by mail using the enclosed envelope. This will ensure the presence of a quorum at the Annual Meeting and will save us the expense of additional solicitation. Sending in your proxy card and voting will not prevent you from voting your shares at the Annual Meeting, or changing your vote, if you desire to do so. It will also help us provide adequate seating if you note that you will attend. Your proxy is revocable at your option in the manner described in the Proxy Statement.

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Proxies and Voting Procedures

You can vote your shares by completing and returning a proxy card or, if you hold your shares in “street name,” a voting instruction form.

If your shares are held in “street name,” you must obtain a proxy, executed in your favor, from your broker or other holder of record, to be able to vote at the meeting.

You can revoke your proxy at any time before it is exercised by timely delivery of a properly executed, later-dated proxy or by voting in person at the meeting.

All shares entitled to vote and represented by properly completed proxies received prior to the meeting and not revoked will be voted at the meeting in accordance with your instructions.

If you hold your shares through a broker, your shares may be voted even if you do not attend the Annual Meeting.

Abstentions and broker non-votes do not have the effect of votes in opposition to a director. Abstentions are also counted towards determining a quorum.

If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the individuals named as proxies and acting thereunder will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If the Annual Meeting is postponed or adjourned, your proxy will remain valid and may be voted at the postponed or adjourned meeting. You will still be able to revoke your proxy until it is voted. At the date this proxy statement went to press, we did not anticipate that any other matters would be raised at the Annual Meeting.

Stockholders Entitled to Vote

You are entitled to vote at the Annual Meeting all shares of our common stock and, on an as converted basis up to 9.99% of the common stock issuable upon conversion of any shares of Series A Preferred Stock or Series B Preferred Stock that you own as of the close of business on the record date. Each share of our common stock, and each share of preferred stock eligible to vote, is entitled to one vote with respect to each matter properly brought before the meeting.

On April 3, 2012, the record date, there were 36,368,334 shares of common stock outstanding, 5,608,564 shares of Series A Preferred Stock outstanding, 5,000,000 shares of Series B Preferred Stock outstanding, and 12,000,000 shares of Series C stock outstanding.

A list of stockholders entitled to vote at the meeting will be available at the meeting, and for 10 days prior to the meeting, at 15 Xinghua Road, Qingdao, Shandong Province, Postal Code 266401, People’s Republic of China, between the hours of 9:00 a.m. and 4:00 p.m. local time.

Required Vote

The presence, in person or by proxy, of the holders a majority of the voting power at the Annual Meeting shall constitute a quorum, which is required in order to transact business at the meeting.

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Cost of Proxy Distribution and Solicitation

Jpak will pay the expenses of the preparation of the proxy materials and the solicitation by the Board of Directors of proxies. Proxies may be solicited on behalf of Jpak in person or by telephone, e-mail, facsimile or other electronic means by directors, officers or employees of Jpak, who will receive no additional compensation for soliciting. In accordance with the rules of the Securities and Exchange Commission, we will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of Jpak stock.

Proposal 1

Proposal for the Election of Directors

The Board of Directors is comprised of only one class. All of the directors will serve until the next annual meeting of shareholders and until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal. There are no family relationships among our directors and executive officers. Provided below are brief descriptions of the business experience of each director during the past five years and an indication of directorships held by each director in other companies subject to the reporting requirements under the Federal securities laws.

During the last five years, none of our directors held directorship in any other public companies. During the past 10 years, none of our directors has been involved in any of the following types of legal proceedings: (a) any judicial or administrative proceedings resulting from involvement in mail or wire fraud or fraud in connection with any business entity; (b) any judicial or administrative proceedings based on violations of federal or state securities, commodities, banking or insurance laws or regulations, or any settlement to such actions; or (c) any disciplinary sanctions or orders imposed by a stock, commodities or derivatives exchange or other self regulatory organization.

Information with Respect to Director Nominees

Name	Age	Position

Yijun Wang	60	Chairman of the Board of Directors
Qingjun Yang	56	Director and President (Qingdao Renmin)
Huatian Sha	55	Director, Secretary and Vice President of Accounting (Qingdao Renmin)
Ming Qi	47	Director and Vice President of Sales (Qingdao Renmin)
Wenjie Li	63	Director

Mr. Yijun Wang, the Chairman of the Board and Chief Executive Officer and President. Mr. Wang is our current President and Chairman of the Board of Directors. He has over 30 years of working experience in corporate management, product development, manufacturing and operations, technology management as well as government relations. He has been with Qingdao Renmin and served as CEO since 1984. Prior to joining Qingdao Renmin, Mr. Wang served in several technical management positions at Qingdao Light Industrial Co., Ltd. He has received numerous government and industry awards and distinctions, among them the Outstanding Corporate Executive - Qingdao; and National Top Executive in Packaging Industry. Mr. Wang is a certified Senior Economist and a certified Senior Mechanical and Electrical Engineer. He graduated from Nanjing Machinery and Electrical Institute, Qingdao Light Industrial Management School, and National Economic Council University.

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Mr. Qingjun Yang, Director. Mr. Yang is a Director and he serves as President of Qingdao Renmin and also leads the Marketing and Sales Division. He has been with Qingdao Renmin for over 30 years, starting as a technical manager on the production line and ultimately becoming the President in 2001. Mr. Yang is experienced in technical management, marketing and sales, distribution management, product development as well as manufacturing and operations. Mr. Yang has received several government and industry awards and distinctions, including the Top Packaging Executive in Shandong Province - 2005. He has completed several technical and management courses at Beijing Printing Institute, Ministry of Light Industry Management School, and Qinghua University. Mr. Yang received his bachelor degree in Mechanical Engineering from Qingdao Zhigong University.

Mr. Huatian Sha, Director, Secretary and Vice President of Accounting (Qingdao Renmin). Mr. Sha is a Direcotr and our Secretary. As Vice President of Accounting (Qindgao Renmin), he is responsible for Qingdao Renmin’s finance and accounting operations. He has more than 30 years of extensive experience in finance and accounting, operations management and technical management. Prior to joining Qingdao Renmin, Mr. Sha served various operations and accounting management positions at Xinhe Cultural and Sporting Co., Ltd., Qingdao State Holding Co., Ltd, and Qingdao Sewing Machinery Co., Ltd. Mr. Sha graduated from Shandong Mechanical and Industry College and Qingdao State Management School.

Mr. Ming Qi, Director and Vice President of Sales (Qingdao Renmin). Mr. Qi is a Director and Vice President of Sales (Qingdao Renmin). He has over 20 years of extensive experience in corporate and financial management, international trade and export management, manufacturing and operations, sales and marketing. Prior to joining Qingdao Renmin, he was General Manager at a Qingdao food process plant of Zhengda Group and served senior management positions at several Qingdao based companies. Mr. Qi received bachelor degree in Mechanical Engineering from Shandong University.

Mr. Wenjie Li, Director. Mr. Li serves as a Director. He was a civil servant in Qingdao Administration of Work Safety and Deputy Division Director in Qingdao Economic Commission in China before joining the Company. Prior to that, Mr. Li was an engineer for twenty years in a company manufacturing apparatus in Qingdao. Mr. Li received a Bachelor of Laws degree from Qingdao University.

Pursuant to our Articles of Incorporation, this proposal can be approved at the meeting by a plurality of the votes cast by the shares present in person or represented by proxy and entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE ABOVE NAMED DIRECTORS.

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Executive Officers

Name	Age	Position

Yijun Wang	60	Chairman of the Board of Directors, Chief Executive Officer and President
Yongbo (Esther) Wang	39	Chief Financial Officer

Brief descriptions of the business experience during the past five years of each of our executive officers and an indication of directorships, if any, held by such officer in other companies subject to the reporting requirements under the Federal securities laws are provided below, except for Mr. Wangs’, which is included above within Proposal 1.

Ms. Yongbo (Esther) Wang, Chief Financial Officer. Ms. Wang has been serving as the Executive Assistant of our operating subsidiary, Qingdao Renmin Printing Co, Ltd. since February 2008. Ms. Wang has over 6 years of extensive experience in international business, corporate and financial accounting. Prior to joining Qingdao Renmin in 2006, she was Accountant Manager at Qingdao MingCai Limited Company. Ms. Wang received a bachelor degree in Accounting and International Business from New Zealand Lincoln University.

Significant Employees

The following are employees who are not executive officers, but who are expected to make significant contributions to our business:

Mr. Yuanbo Wang, Vice President of Technology (Qindgao Renmin). Mr. Wang is the Vice President of Technology (Qindgao Renmin) and is responsible for our research and development, quality assurance and equipment management. He has 35 years of extensive experience in product design and formulation, production process and equipment research, development and optimization as well as quality assurance and control. Prior to joining Qingdao Renmin, Mr. Wang served as Vice President at Qingdao Sensitization Material Co., Ltd. and Operations Manager at Qingdao Carpet Co., Ltd. He received bachelor degree in Mechanical Engineering from Shandong Chemical Engineering University.

Mr. Ligui Jiao, Vice President of Manufacturing (Qindgao Renmin). Mr. Jiao is the Vice President of Manufacturing (Qindgao Renmin) and is responsible for our manufacturing, inventory and material management operations. He has over 30 years of working experience in production planning, production management, inventory control, and material management as well as manufacturing resource planning applications. Prior to joining Qingdao Renmin, Mr. Jiao served in various equipment and manufacturing management positions at Qingdao Textile Electronics Equipment Co., Ltd. Mr. Jiao graduated from Qingdao Zhigong University in Mechanical and Process Engineering and Shandong Electrical and Industry College in Economics and Management.

CORPORATE GOVERNANCE OF JPAK

Corporate governance is the system that allocates duties and authority among a company’s stockholders, board of directors and management. The stockholders elect the board of directors and vote on extraordinary matters; the board of directors is a company’s governing body, responsible for hiring, overseeing, and evaluating management, particularly the chief executive officer; and management runs a company’s day-to-day operations. Our Board of Directors currently consists of five seats.

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Board Leadership Structure and the Board’s Role in Risk Oversight

The Board of Directors maintains a structure with the Chief Executive Officer of the Company holding the position as Chairman of the Board of Directors. Due to our lack of operations and since we are listed on the OTC Bulletin Board ("OTCBB"), which does not have such listing standards, we do not have an Audit Committee or any other separate committees, discussed further below.

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board, as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board.  The Board believes that there is no one best leadership structure model that is most effective in all circumstances and retains the authority to separate the position of Chairman and Chief Executive Officer in the future if such change is determined to be in our best interests and the best interests of our shareholders.

 The Board of Directors utilizes a leadership structure that has the Chief Executive Officer (who is the Corporation’s principal executive officer and a director) who also acts in the capacity as Board Chairman, without a designated independent lead director. This structure creates efficiency in the preparation of the meeting agendas and related Board materials as the Company’s Chief Executive Officer works more directly with those preparing the necessary board materials and is more connected to the overall daily operations of the Company. Agendas are also prepared with the permitted input of the full Board of Directors allowing for any concerns or risks of any individual director to be discussed as deemed appropriate. The Board believes that the Company has benefited from this structure and, based upon Mr. Wang’s more than 30 years of leadership, Mr. Wang’s continuation in the combined role of the Chairman and Chief Executive Officer is in the best interests of the shareholders.

The Company believes that this structure is appropriate and allows for efficient and effective oversight, given the Company’s relatively small size (both in terms of number of employees and in scope of operational activities directly conducted by the Company), its corporate strategy and its focus on research and development. The Board of Directors does not have a specific role in risk oversight of the Company. The Chairman, President and Chief Executive Officer and, as needed, other executive officers and employees of the Company provide the Board of Directors with information regarding the Company’s risks.

Director Independence

Presently, we are not required to comply with the director independence requirements of any securities exchange. In determining whether our directors are independent, however, we intend to comply with the rules of the NYSE-Amex. The board of directors also will consult with counsel to ensure that the board of directors’ determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors, including those adopted under the Sarbanes-Oxley Act of 2002 with respect to the independence of audit committee members. The NYSE Amex listing standards define an “independent director” generally as a person, other than an officer of a company, who does not have a relationship with the company that would interfere with the director’s exercise of independent judgment.

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We are currently quoted on the OTCBB, which is sponsored by the NASD, under the symbol “JPAK” and the OTCBB does not have any listing requirements mandating the establishment of any particular committees.  For these same reasons, we did not have any separate committees during fiscal 2011; all functions of a nominating committee, audit committee and compensation committee were performed by our whole board of directors.  Our board of directors intends to appoint such persons and form such committees as are required to meet the corporate governance requirements imposed by the national securities exchanges as necessary. Therefore, we intend that a majority of our directors will eventually be independent directors and at least one director will qualify as an “audit committee financial expert.”

Directors Attendance at Meetings

During fiscal 2011, the Board held 1 meeting and all of the directors attended it.

We intend to schedule a Board meeting in conjunction with our Annual Meeting and expect that our directors will attend, absent a valid reason, such as a schedule conflict. All of our directors attended the board meeting we held last year in conjunction with last year’s annual shareholder meeting.

Stockholder Communications With Directors

Jpak stockholders who want to communicate with our Board or any individual director can write to:

15 Xinghua Road

Qingdao, Shandong Province

Postal Code 266401

People’s Republic of China

(86-532) 84616387

Attn: Board Administration

Your letter should indicate that you are a Jpak stockholder. Depending on the subject matter, management will:

  Forward the communication to the Director or Directors to whom it is addressed;

  Attempt to handle the inquiry directly, for example where it is a request for information about Jpak or it is a stock-related matter; or

  Not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

At each Board meeting, a member of management presents a summary of all communications received since the last meeting that were not forwarded and makes those communications available to the Directors on request.

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Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of any class of our securities registered under Section 12(g) of the Exchange Act to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based on our review of copies of such reports, we believe that there was compliance with all filing requirements of Section 16(a) applicable to our officers, directors and 10% stockholders during fiscal 2011.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have not entered into any transactions during the last fiscal year with any director, executive officer, director nominee, 5% or more shareholder, nor have we entered into transactions with any member of the immediate families of the foregoing person (include spouse, parents, children, siblings, and in-laws) nor is any such transaction proposed.

Review, Approval and Ratification of Related Party Transactions

Given our small size and limited financial resources, we have not adopted formal policies and procedures for the review, approval or ratification of transactions, such as those described above, with our executive officers, directors and significant shareholders. However, we intend that such transactions will, on a going-forward basis, be subject to the review, approval or ratification of our board of directors, or an appropriate committee thereof.

Promoters and Certain Control Persons

On August 9, 2007, we consummated a share exchange transaction, pursuant to which all the shares of Jpak were transferred to us and Jpak became one of our wholly-owned subsidiaries, and at the same time the shareholders of Jpak were issued 23,005,000 shares of our common stock, which represented 64.4% of all the issued and outstanding shares of our common stock (assuming conversion of the preferred stock issued pursuant to the August 2007 financing) following the Share Exchange and the August 2007 financing.

Our only “promoters” (within the meaning of Rule 405 under the Securities Act), or person who took the initiative in the formation of our business or in connection with the formation of our business received 10% of our debt or equity securities or 10% of the proceeds from the sale of such securities in exchange for the contribution of property or services, during the last five years have been Joyrich, Fabregas and Statepro. As disclosed elsewhere in this Schedule, in connection with the Share Exchange, Joyrich, Fabregas and Statepro, the majority shareholders of Jpak, received 17,023,700, 3,163,188 and 1,170,954 shares of our common stock, respectively, representing approximately 68.6%, 12.8% and 4.7%, respectively, of our issued and outstanding shares. Mr. Stewart Shiang Lor is the sole shareholder of Joyfrich, Fabregas and Statepro and Mr. Lor is one of our directors.

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LEGAL PROCEEDINGS

From time to time, we may be involved in litigation relating to claims arising out of our operations in the normal course of business. We are not aware of any pending or threatened legal proceeding that, if determined in a manner adverse to us, could have a material adverse effect on our business and operations.

EXECUTIVE AND DIRECTOR COMPENSATION

The following table sets forth the compensation we have paid to our chief executive officer and chief financial officer and to all other executive officers for services rendered during the last two fiscal years. In reviewing the table, please note that:

• The compensation amounts paid to Yijun Wang reflects compensation paid to him by the operating subsidiaries of Jpak during the reported periods; and

• No officer earned more than $200,000 per annum

Summary Compensation Table

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)
(a)	(b)	(c)	(d)	(e)	(f)
Yijun Wang Chief Executive Officer	2011	120,000	0	0	359,672
Yijun Wang Chief Executive Officer	2010	200,000	0	0	0
Ming Qi (1) Vice President of Sales (Qingdao Renmin)	2011	90,000	0	0	119,891
Ming Qi (1) Vice President of Sales (Qingdao Renmin)	2010	140,000	0	0	0
Dongliang (Frank) Su Acting Chief Financial Officer (2)	2011	45,000	0	0	0
Dongliang (Frank) Su Acting Chief Financial Officer	2010	115,000	0	0	0
Yongbo Wang (3) Chief Financial Officer	2011	20,000	0	0	0
Yongbo Wang (3) Chief Financial Officer	2010	0	0	0	0

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Huatian Sha Director, Secretary and Vice President of Accounting (Qingdao Renmin)	2011	40,000	0	0	59,945
Huatian Sha Director, Secretary and Vice President of Accounting (Qingdao Renmin)	2010	120,000	0	0	0
Qingjun Yang Director and President	2011	90,000	0	0	179,836
Qingjun Yang Director and President	2010	160,000	0	0	0

Name and Principal Position	Year	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All other Compensation ($)	Total ($)
(a)	(b)	(g)	(h)	(i)	(j)
Yijun Wang Chief Executive Officer	2011	0	0	0	479,672
Yijun Wang Chief Executive Officer	2010	0	0	0	200,000
Ming Qi Vice President of Sales (Qingdao Renmin)	2011	0	0	0	209,891
Ming Qi Vice President of Sales (Qingdao Renmin)	2010	0	0	0	140,000
Dongliang (Frank) Su Acting Chief Financial Officer	2011	0	0	0	45,000

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Dongliang (Frank) Su Acting Chief Financial Officer	2010	0	0	0	72,000
Yongbo Wang(3)
Chief Financial Officer	2011	0	0	0	20,000
Yongbo Wang(3)
Chief Financial Officer	2010	0	0	0	0
Huatian Sha
Director, Secretary and Vice President of Accounting (Qingdao Renmin)	2011	0	0	0	99,945
Huatian sha
Director, Secretary and Vice President of Accounting (Qingdao Renmin)	2010	0	0	0	120,000
Qingjun Yang
Director and President	2011	0	0	0	269,836
Qingjun Yang
Director and President	2010	0	0	0	160,000

* Yongbo (Esther) Wang was appointed by the Board of Directors as our Chief Financial Officer on May 9, 2011. The first-year compensation for Ms. Wang as the Chief Financial Officer will be $27,000.

(1)	Ming Qi is a Director of Jpak and Vice President of Sales of Qingdao Renmin, and served as our Chief Financial Officer from January 2007 until May 2008.
(2)	Frank Su served as our Acting Chief Financial Officer from May 2008 to May 2011. Frank’s compensation included costs incurred for his assistant, who worked mainly on Jpak’s Sarbanes-Oxley Section 404 compliance project. The market value of the 200,000 shares issued to Frank was $20,000 at the date of issuance. On May 9, 2011, Mr. Dongliang Su resigned as our Acting Chief Financial Officer. Mr. Su tendered his resignation voluntarily and not as a result of any dispute or disagreement between us and him.
(3)	On May 9, 2011, our Board of Directors appointed Ms. Yongbo (Esther) Wang as Chief Financial Officer.

Potential Payments upon Termination

Yijun Wang, our Chief Executive Officer, and Yongbo (Esther) Wang, our Chief Financial Officer, have waived all payments and benefits upon termination of their employment.

After we have negotiated the termination of the contract with the applicable employee, the employee shall be provided with a compensation subsidy as per relevant national, provincial and municipal regulations. We do not have any other policies, agreements or arrangements regarding potential payments upon termination of employment.

Outstanding Equity Awards at Fiscal Year-End

On December 15, 2010, the Board of Directors approved the Company’s 2010 Equity Incentive Plan (the “Plan”) to authorize 4,000,000 shares for issuance under equity incentive awards, effective December 15, 2010. On December 15, 2010, the Company granted five years options to purchase up to 3,600,000 shares of the common stock of the Company at the exercise price of 0.20 per share to 4 of its key employees under the Plan as set forth in the table below:

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	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)
Name (a)
				Option Exercise Price ($/Sh) (e)	Option Expiration Date (f)

Yijun Wang	1,800,000	-	-	$0.20	12/15/2015

Qingjun Yang	900,000	-	-	$0.20	12/15/2015

Ming Qi	600,000	-	-	$0.20	12/15/2015

Huatian Sha	300,000	-	-	$0.20	12/15/2015

Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares of Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
(a)	(g)	(h)	(i)	(j)
Yijun Wang	0	0	0	0
Qingjun Yang	0	0	0	0
Ming Qi	0	0	0	0
Huatian Sha	0	0	0	0

Compensation of Directors

Other than the payment of $18,000 per annum to Wenjie Li, our independent director, we have not paid our directors any compensation, nor have we paid any fees in the past for attending scheduled and special meetings of our board of directors. In the future, we may adopt a policy of paying independent directors a fee for their attendance at board and committee meetings. We reimburse each director for reasonable travel expenses related to such director’s attendance at board of directors and committee meetings, but such amount shall not exceed $5,000.

Limitation on Liability and Indemnification Matters

Article X of our Articles of Incorporation provide that no director or officer of the corporation past, present or future, shall be personally liable to the corporation or any of its shareholders for damages for breach of fiduciary duty as a director or officer; provided, however, that the liability of a director for acts or omissions which involve intentional misconduct, fraud or knowing violation of law and for the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes is not so eliminated. The corporation shall advance or reimburse reasonable expenses incurred by this individual without regard to the limitations in Nevada Revised Statute 78.7502, or any other limitation which may hereafter be enacted to the extent such limitation may be disregarded if authorized by the Articles of Incorporation.

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Our bylaws provide for the indemnification of our directors and officers, as to those liabilities and on those terms and conditions as appropriate.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock. The information below indicates:

•	each person who is known by us to be the beneficial owner of more than five percent (5%) of our issued and outstanding shares of common stock or our issued and outstanding shares of Series A Preferred Stock, Series B Preferred Stock;

•	each of our directors, executive officer and nominees to become directors; and

•	all directors and executive officers as a group.

As used in this section, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose of or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, subject to community property laws where applicable.

As of April 3, 2012, we had 36,368,334 shares of common stock outstanding; 5,608,564 shares of Series A Preferred Stock outstanding, which convert into 11,217,128 shares of common stock; 5,000,000 shares of Series B Preferred Stock outstanding, which convert into 8,333,333 shares of common stock; and 12,000,000 shares of Series C Preferred Stock outstanding, which convert into 12,000,000 shares of common stock. Each holder of Series A and Series B Preferred Stock are entitled to vote on all matters, together with the holders of Common Stock, on an as converted basis up to 9.99% of (A) the Common Stock issuable upon conversion of the Series A and Series B Preferred Stock held by such holder, plus (B) all other shares of Common Stock beneficially owned by the holder at such time.  However, based upon the terms of the preferred stock , the holders thereof may not convert such securities if on any date, such holder would be deemed the beneficial owner of either more than 4.9% or 9.9%, depending upon the holder’s specific cap, of the then outstanding shares of our common stock.  See “Description of Securities.” Accordingly, the column entitled “Percent of Class” represents the total voting power that a shareholder possesses based on his/her current holdings, taking the ownership cap into account.  In regards to the Series C Preferred Stock, except with respect to transactions upon which such Series C Preferred Stock shall be entitled to vote separately as a class and as otherwise required by Nevada law, the Series C Preferred Stock does not have any voting rights.  Additionally, based upon the terms of the Series C Preferred Stock, the holders thereof may not convert such securities if on any date, such holder would be deemed the beneficial owner of more than 9.99% of the then outstanding shares of our common stock.

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Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of common stock, Series A, Series B and Series C Preferred Stock indicated. For purposes of the table below, in accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of any shares of common stock, Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, over which he or she has or shares, directly or indirectly, voting or investment power, or of which he or she has the right to acquire beneficial ownership at any time within 60 days after April 3, 2012. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” includes the power to dispose or direct the disposition of shares.

Name and Address*	Amount and Nature of beneficial ownership (1)	Percent of Class (1)
Joyrich Group Limited (2)	17,023,700	25.06%
Fabregas Group Limited (3)	3,163,188	4.66%
Vision Opportunity Master Fund (4)	10,309,782 (4)	15.18% (4)
Vision Capital Advantage Fund (5)	3,047,115 (5)	4.49% (5)
QVT Financial LP (6)	13,356,898 (7)	19.67% (7)
Lee Wah Investments Limited (8)	16,200,000 (9)	23.85%
Yijun Wang	-	-
Yongbo (Esther) Wang	-	-
Qingjun Yang	-	-
Huatian Sha	-	-
Ming Qi	-	-
Yuanbo Wang	-	-
Ligui Jiao	-	-
Brian Pak Lun Mok (10)	20,186,888 (10)	29.72%
All executive officers and directors as a group (seven persons)	0	0%

* The address for the officers and directors is 15 Xinghua Road, Qingdao, Shandong Province, the People’s Republic of China, (86-532) 8461 6387.

(1)   The numbers are based on 67,918,795 shares of common stock, which represents the number of shares of common stock and preferred stock, on an as converted basis, outstanding as of April 3, 2012. All Percentages have been rounded up to the nearest one hundredth of one percent and such percentage is based upon the amount of outstanding our common stock and preferred stock, on an as converted basis.  The percentage assumes in the case of each shareholder listed in the above list that all warrants or options held by such shareholder that are exercisable currently or within 60 days were fully exercised by such shareholder, without the exercise of any warrants or options held by any other shareholders.

(2)   Joyrich Group Limited (“Joyrich”) is a BVI company of which Brian Pak Lun Mok is the sole shareholder and has sole voting and dispositive power over these shares. Joyrich currently owns 17,023,700 shares of common stock.

(3)   Fabregas Group Limited (“Fabregas”) is a BVI company of which Brian Pak Lun Mok is the sole shareholder and has sole voting and dispositive power over these shares. Fabregas currently owns 3,163,188 shares of common stock.

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(4)   The investment manager for Vision Opportunity Master Fund, Ltd. (“VOMF”) is Vision Capital Advisors, LLC (“VCA”). Ultimate voting and dispositive control rests with Adam Benowitz, as VCA’s Senior Managing Member and the portfolio manager of VOMF and VCAF. Each of VCA and Adam Benowitz disclaim beneficial ownership of these shares.  VOMF currently owns 2,164,540 shares of Series A Preferred Stock (convertible into 4,329,080 shares of common stock), 1,929,674 shares of Series B Preferred Stock (convertible into 3,216,124 shares of common stock) and 2,764,579 shares of common stock, the sum of which is 15.18% of 67,918,795 shares of common stock. However, VOMF’s beneficial ownership is subject to a 4.9% ownership Cap.

 (5)   The investment manager for Vision Capital Advantage Fund, LP (“VCAF”) is Vision Capital Advisors, LLC (“VCA”). Ultimate voting and dispositive control rests with Adam Benowitz, as VCA’s Senior Managing Member and the portfolio manager of VOMF and VCAF. Each of VCA and Adam Benowitz disclaim beneficial ownership of these shares. VCAF currently owns 639,742 shares of Series A Preferred Stock (convertible into 1,279,484 shares of common stock), 570,326 shares of Series B Preferred Stock (convertible into 950,543 shares of common stock) and 817,088 shares of common stock, the sum of which is 4.49% of 67,918,795 shares of common stock.

(6)   QVT Financial LP is the investment manager to QVT Fund LP and Quintessence Fund L.P., and as such, has the power to direct the vote and disposition of the Common Stock held by QVT Fund LP and Quintessence Fund L.P.  Accordingly, QVT Financial LP may be deemed to beneficially own the shares held by QVT Fund LP and Quintessence Fund L.P.  QVT Financial GP LLC, as the general partner of QVT Financial LP, may be deemed to beneficially own the shares of Common Stock owned by QVT Financial LP.  QVT Associates GP LLC, as the general partner of QVT Fund LP and Quintessence Fund L.P., may be deemed to beneficially own the shares held by QVT Fund LP and Quintessence Fund L.P.

(7)   QVT Financial LP currently owns 2,804,282 shares of Series A Preferred Stock (convertible into 5,608,564 shares of common stock), 2,500,000 shares of Series B Preferred Stock (convertible into 4,166,667 shares of common stock) and 3,581,667 shares of common stock, the sum of which is 19.67% of 67,918,795 shares of common stock. However, QVT’s beneficial ownership is subject to a 9.9% ownership cap.

(8)   Lee Wah Investments Limited is a Hong Kong company of which Xuebin Zhang is the sole shareholder and director. Mr. Zhang has sole voting and dispositive power over these shares.

(9)   Lee Wah currently owns 12,000,000 shares of Series C Preferred Stock (convertible into 12,000,000 shares of common stock) and 4,200,000 shares of common stock, the sum of which is 23.85% of 67,918,795 shares of common stock. However, Lee Wah’s beneficial ownership is subject to a 9.99% ownership Cap.

(10)   Brian Pak Lun Mok has sole voting and dispositive power over the shares of common stock beneficially owned by Joyrich Group Limited and Fabregas Group Limited, which own 17,023,700 shares and 3,163,188 shares of our common stock, respectively. Therefore, Mr. Mok currently owns a total number of 20,186,888 shares, which represent 29.72% of all issued and outstanding shares of our common stock. See footnotes (1) through (2).

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PROPOSAL 2

Proposal to Ratify the Appointment of Our Independent Auditors

Independent Public Accountants

Patrizio & Zhao, as the Company’s independent accounting firm since October 2, 2007, audited our financial statements for fiscal year ended 2011 and 2010. A representative of Patrizio & Zhao will be present at the meeting and available during that time to respond to any questions.

Audit Fees

The aggregate fees billed for professional services rendered by Patrizio & Zhao for the audit of the registrant's annual financial statements and review of financial statements included in the registrant's Form 10-K or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2011 and 2010 were approximately $130,000 and $120,000, respectively.

Audit-Related Fees

No such fees were incurred in fiscal 2011.

All Other Fees

No other fees were incurred in fiscal 2011.

Auditing Service Pre-approval Policies

Our Board of Directors must pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for Jpak by its independent auditors, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, which should nonetheless be approved by our Board prior to the completion of the audit. Each year the independent auditor’s retention to audit our financial statements, including the associated fee, is approved by the Board before the filing of the previous year’s annual report on Form 10-K. At the beginning of the fiscal year, the Board will evaluate other known potential engagements of the independent auditor, including the scope of work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor’s independence from management. At each subsequent Board meeting, the auditor and management may present subsequent services for approval. Typically, these would be services such as due diligence for an acquisition, that would not have been known at the beginning of the year.

Since May 6, 2003, the effective date of the Securities and Exchange Commission rules stating that an auditor is not independent of an audit client if the services it provides to the client are not appropriately approved, each new engagement of Patrizio & Zhao has been approved in advance by the Board, and none of those engagements made use of the de minimus exception to pre-approval contained in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934.

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What vote is required to approve this proposal?

Stockholder ratification of the appointment of our independent auditors is not required by the Company’s bylaws or otherwise. However, we are submitting this proposal to the stockholders as a matter of good corporate practice. Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal. If the appointment of Patrizio & Zhao is not ratified, the Audit Committee will reconsider the appointment. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent audit firm at any time during the year if it is determined that such change would be in best interests of the Company and its stockholders.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PATRIZIO & ZHAO AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE YEAR 2012.

STOCKHOLDER PROPOSALS FOR THE 2012 ANNUAL MEETING

Any stockholder who intends to present a proposal at the 2012 Annual Meeting of Stockholders must ensure that the proposal is submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 and received by the Corporate Secretary of Jpak, 15 Xinghua Road, Qingdao, Shandong Province, Postal Code 266401, People’s Republic of China:

•	Not later than January 1, 2013; or
•	If the date of next year's annual meeting is moved more than 30 days before or after the anniversary date of this year's annual meeting, the deadline for inclusion of proposals in our proxy statement is instead 120 days before we begin to print and mail our proxy materials for next year's meeting.

FORM 10-K

On September 28, 2011, the Company filed with the SEC an annual report on Form 10-K for the fiscal year ended June 30, 2011. Upon written request to the Company’s Secretary, located at 15 Xinghua Road, Qingdao, Shandong Province, Postal Code 266401, People’s Republic of China, a copy of the Form 10-K may be made available at reasonable charge.

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ADMISSION TICKET

JPAK GROUP, INC.

15 Xinghua Road

Qingdao, Shandong Province

Postal Code 266401

People’s Republic of China

THIS ADMISSION TICKET ADMITS ONLY THE NAMED STOCKHOLDER AND A GUEST.

NOTE: If you plan on attending the Annual Meeting in person, please bring, in addition to this admission ticket, a proper form of identification. Video, still photography and recording devices are not permitted at the Annual Meeting. For the safety of attendees, all handbags and briefcases are subject to inspection. Your cooperation is appreciated.

Directions to 17 State Street, Floor 20, New York, NY 10004:

17 State Street is located in downtown Manhattan; the cross streets are Pearl Street and Water Street. The office is located near the New York City Staten Island Ferry Terminal.

This location is easily accessible via public transportation:

1.	The No. 1 train to South Ferry
2.	The No. 4 or 5 train to Bowling Green

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VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

HUNTER TAUBMAN WEISS LLP C/O JPAK GROUP, INC.
17 STATE STREET, FLOOR 20 NEW YORK, NY 10004

Electronic Delivery of Future PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59

P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:		KEEP THIS PROTION FOR YOUR RECORDS
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